VARIABLE INTEREST ENTITY	12 Months Ended
Dec. 31, 2012
VARIABLE INTEREST ENTITY [Text Block]
3.	VARIABLE INTEREST ENTITY

The Company is the primary beneficiary of iASPEC, pursuant to the MSA, and iASPEC qualifies as a variable interest entity of the Company. Accordingly, the assets and liabilities and revenues and expenses of iASPEC have been included in the accompanying consolidated financial statements. In the opinion of management, (i) the ownership structure of the Company, and the VIEs are in compliance with existing PRC laws and regulations; (ii) the contractual arrangements with the VIEs and its shareholder are valid and binding, and will not result in any violation of PRC laws or regulations currently in effect; and (iii) the Company’s business operations are in compliance with existing PRC laws and regulations in all material respects.

However, there are substantial uncertainties regarding the interpretation and application of current and future PRC laws and regulations. Accordingly, the Company cannot be assured that PRC regulatory authorities will not ultimately take a contrary view to its opinion. If the current ownership structure of the Company and its contractual arrangements with VIEs are found to be in violation of any existing or future PRC laws and regulations, the Company may be required to restructure its ownership structure and operations in the PRC to comply with the changing and new PRC laws and regulations. In the opinion of management, the likelihood of loss in respect of the Company’s current ownership structure or the contractual arrangements with VIEs is remote based on current facts and circumstances.

In order to facilitate iASPEC’s expansion and also to provide financing for iASPEC to complete the acquisition of Geo, the Company advanced RMB38 million (approximately $5.4 million) to iASPEC in two installments in 2007 and 2008, to increase iASPEC’s registered capital. In order to comply with PRC laws and regulations, the advance was made to Mr. Lin, iASPEC’s then majority shareholder, who, upon the authority and direction of the Board of Directors, forwarded the funds to iASPEC. The Company has recorded the advance of these funds as an interest-free loan to iASPEC, which was eliminated against additional capital of iASPEC in consolidation. The increase in iASPEC’s registered capital does not affect IST’s exclusive option to purchase iASPEC’s assets and shares under the MSA.

For the years ended December 31, 2012, 2011 and 2010, net loss of $992,050 (net loss of $1,038,176 from iASPEC, net income of $164,920 from Geo and net loss of $118,794 from Zhongtian), net income of $660,781 ($385,099 from iASPEC and $275,682 from Geo), and net income of $1,071,626 ($893,316 from iASPEC and $178,310 from Geo) respectively have been attributed to non-controlling interest in the consolidated statements of (loss) income of the Company.

At December 31, 2012, the consolidation of iASPEC, Geo, ISS and Zhongtian resulted in an increase in assets of approximately $97.17 million, an increase in liabilities (consisting primarily of accounts payable and short-term bank loans) of approximately $35.62 million, and an increase in non-controlling interest of approximately $21.33 million, and for the years ended December 31, 2012 and 2011 the consolidation resulted in an increase in net loss attributable to the Company of approximately $14.22 million and net income attributable to the Company $7.32 million, respectively.